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                              MINERVA FUND, INC.

                     SUPPLEMENT DATED NOVEMBER 2, 1995 TO
                      PROSPECTUS DATED JANUARY 30, 1995

This supplement to the Prospectus dated January 30, 1995, provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus. Unless otherwise indicated in this supplement, defined terms have the same meaning as in the Prospectus.

INVESTMENT MANAGEMENT:

Miller Anderson & Sherrerd, LLP ("MA&S"), has entered into an agreement to be acquired by Morgan Stanley Group Inc. In connection with that transaction, the 40% of the outstanding capital stock of LTCB-MAS Investment Management, Inc. ("LTCB-MAS") currently held by MA&S will also be acquired by one or more affiliates of Morgan Stanley Group Inc. Each of LTCB-MAS and MA&S will retain its name and remain at its current location. Consummation of the transaction with Morgan Stanley Group Inc. will cause a termination of the current investment management agreement between the Fund and LTCB-MAS and the current investment services agreement between LTCB-MAS and MA&S. At a special meeting held on September 29, 1995, the Fund's shareholders voted to approve a new investment management agreement with LTCB-MAS and a new investment services agreement between LTCB-MAS and MA&S, which agreements will take effect upon the consummation of the transaction.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE